Exhibit 4.2

THE WALT DISNEY COMPANY

OFFICERS’ CERTIFICATE

Pursuant to Sections 2.1 and 2.3(a) of the Indenture, dated as of September 24, 2001 (the “Indenture”), between The Walt Disney Company, a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”), the undersigned Jonathan S. Headley and Daniel F. Grossman, the Senior Vice President and Treasurer and Vice President, Corporate Finance, of the Company, respectively, hereby certify on behalf of the Company as follows:

(1)                                 Authorization.  The establishment of a series of medium-term notes of the Company (the “Medium-Term Notes”) has been approved and authorized in accordance with the provisions of the Indenture.  The forms of Medium-Term Notes attached hereto as Exhibits A, B, C and D have been approved and authorized in accordance with the provisions of the Indenture.

(2)                                 Compliance with Conditions Precedent.  All conditions precedent provided for in the Indenture relating to the establishment of new forms and terms of the Medium-Term Notes have been complied with.

(3)                                 Terms.  The terms of the series of Securities established pursuant to this Officers’ Certificate shall be as follows and as set forth in the respective certificates evidencing such Securities; provided that, in the event of any conflict between the terms set forth in this Officer’s Certificate or the Indenture and the terms set forth in the certificate evidencing any Security, the terms set forth the certificate evidencing such Security shall govern:

(a)                                 Title.  The title of the series of Securities is the “Medium-Term Notes, Series G” (the “Notes”).

(b)                                 Aggregate Principal Amount.  Subject to being increased by the Company from time to time as shall be stated in a subsequent Officers’ Certificate, the aggregate principal amount of the Notes which may be authenticated and delivered pursuant to the Indenture (except for Notes (i) authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 and 10.3 of the Indenture, (ii) in the case of any Notes which are subject to repurchase or repayment by the Company at the option of the holders, any Notes authenticated and delivered in exchange for the remaining principal amount of any Note which is repurchased or repaid in part, or (iii) which, pursuant to Section 2.4 of the Indenture, are deemed never to have been authenticated and delivered) is $8,000,000,000 (or the equivalent in foreign denominated currencies or composite currencies, based upon the applicable exchange rate as determined by any officer of the Company).  The Company may from time to time, without the consent of existing holders of Notes, issue additional Notes having the same terms and conditions (including maturity and interest payment terms) as previously issued

Notes in all respects, except for original issue date and, if applicable, issue price, date from which interest or discount shall accrue and the first payment of interest.  The Company may also from time to time, without the consent of the Holders of the Notes, increase the aggregate amount of the Notes that the Company is authorized to issue; provided that no such increase in the aggregate amount of Notes shall be effective unless and until it is set forth in an Officers’ Certificate delivered to the Trustee.

(c)                                  Registered Securities in Definitive or Book-Entry Form; Global Security; Depository.  Each Note will be issued in fully registered book-entry form without coupons (a “Book-Entry Note”) or fully registered definitive form without coupons (a “Definitive Note”), as set forth in the pricing supplement to the prospectus (“Prospectus”) and prospectus supplement (“Prospectus Supplement”) relating to such Note (the “Pricing Supplement”).  Upon issuance, all Notes in book-entry form having the same original issue date, Stated Maturity and otherwise having identical terms and provisions will be represented by a single global security (each a “Global Security”); provided, however, that if by reason of the foregoing a single Global Security would exceed $500,000,000 in aggregate principal amount (or such other maximum aggregate principal amount as the applicable Depositary may specify from time to time), one Global Security will be issued to represent each $500,000,000 (or other applicable maximum amount, as the case may be) of aggregate principal amount and one or more additional Global Securities will be issued to represent any remaining principal amount.  The initial Depositary with respect to any Global Security will be The Depository Trust Company, New York, New York.  So long as the Depositary for a Global Security, or its nominee, is the registered owner of the Global Security, the Depositary or its nominee, as the case may be, will be considered the sole owner or holder of the Notes in book-entry form represented by such Global Security for all purposes under the Indenture.  Book-Entry Notes will not be exchangeable for Definitive Notes except as provided in and in accordance with the provisions of Section 2.8 of the Indenture.

(d)                                 Persons to Whom Interest Payable.  Unless otherwise specified in the applicable Note, interest will be payable to the person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regular Record Date with respect to such payment of interest; provided, however, that interest payable at Maturity will be payable to the person to whom principal is payable.

(e)                                  Business Day.  “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that with respect to Notes the payment of which is to be made in a currency other than U.S. dollars, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined in Exhibit C) of the country of such currency; provided, however, that, with respect to LIBOR

Notes only, such day is also a London Business Day (as defined in Exhibit C); and provided, further, that with respect to EURIBOR Notes and Notes denominated in euros only, such day is also a TARGET Business Day (as defined in Exhibit C).

(f)                                   Stated Maturity; Extension of Maturity.

(i)                                     The Notes may be issued on different dates and the principal amount of the Notes may be payable on different dates, as shall be set forth in the applicable Notes; provided that the final maturity date on which the principal of any Note is payable will be no less than nine months from the date of original issue stated on the face thereof.

(ii)                                  Any Note may provide that the Company has the option to extend the Stated Maturity of such Note for one or more whole year periods (each an “Extension Period”) up to but not beyond the final maturity date (the “Final Maturity Date”) set forth in such Note and the basis or formula, if any, for setting the interest rate or the Spread or Spread Multiplier (as defined below), as the case may be, applicable to any such Extension Period.

The Company may exercise such option with respect to a Note by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to the Stated Maturity of such Note in effect prior to the exercise of such option (the “Original Stated Maturity Date”).  No later than 40 days prior to the Original Stated Maturity Date, the Trustee will mail to the holder of such Note a notice (the “Extension Notice”) relating to such Extension Period, first class, postage prepaid, setting forth (i) the election of the Company to extend the Stated Maturity of such Note, (ii) the new Stated Maturity, (iii) in the case of a Fixed Rate Note (as defined below), the interest rate applicable to the Extension Period or, in the case of a Floating Rate Note (as defined below), the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period.  Upon the mailing by the Trustee of an Extension Notice to the holder of a Note, the Stated Maturity of such Note shall be extended automatically as set forth in the Extension Notice, and, except as modified by the Extension Notice and as described in the next paragraph, such Note will have the same terms as prior to the mailing of such Extension Notice.

Notwithstanding the foregoing, not later than 20 days prior to the Original Stated Maturity Date for a Note, the Company may, at its option, revoke the interest rate, in the case of a Fixed Rate Note, or the Spread or Spread Multiplier, in the case of a Floating Rate Note, provided for in the Extension Notice and establish a higher interest rate, in the case of a Fixed

Rate Note, or a higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Ex-tension Period by mailing or causing the Trustee to mail notice of such higher interest rate or higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the holder of such Note.  Such notice shall be irrevocable.  All Notes with respect to which the Original Stated Maturity Date is extended will bear such higher interest rate, in the case of a Fixed Rate Note, or higher Spread or Spread Multiplier, in the case of a Floating Rate Note, for the Extension Period.

If the Company elects to extend the Stated Maturity of a Note, the holder of such Note may, if provided for in the applicable Note, have the option to require the repurchase of such Note by the Company on the Original Stated Maturity Date at a price equal to the principal amount thereof plus accrued interest, if any, to such date.  In order for a Note to be so repurchased on the Original Stated Maturity Date, the holder thereof must follow the procedures set forth under “Description of the Notes — Redemption and Repurchase” in the Prospectus Supplement for repurchase at the option of the holder, except that the period for delivery of the Note or notification to the Trustee shall be at least 30 but not more than 35 Business Days prior to the Original Stated Maturity Date and except that a holder who has tendered a Note for repurchase pursuant to an extension notice may, by written notice to the Trustee, revoke the tender for repayment until the close of business on the tenth day prior to the Original Stated Maturity Date.

(g)                                  Rates of Interest; Interest Payment Dates; Regular Record Dates; Accrual of Interest.

(i)                                     Rates of Interest.  Interest-bearing Notes will bear interest at either a fixed rate (the “Fixed Rate Notes”) or a rate determined by reference to one or more Base Rates (as defined below) which may be adjusted by a Spread or Spread Multiplier (the “Floating Rate Notes”) specified in the applicable Floating Rate Note.  “Discount Note” means any Note which provides for an amount less than the face amount or principal amount at Stated Maturity thereof to be due and payable upon acceleration of the Stated Maturity thereof, and Discount Notes may be issued at significant discounts from their principal amount payable at Stated Maturity and some Discount Notes may be zero coupon Notes which will bear no interest, except in the case of a default in payment of principal upon acceleration, at Stated Maturity, upon redemption (if applicable) or upon repurchase or repayment at the option of the holder (if applicable), or may bear no interest for a specified period following the date of issue or may bear interest at a rate that, at the time of issuance, is below market rates.  Interest on each Fixed Rate Note will be computed on the basis of a 360-day year of twelve 30-day months.

(ii)                                  Interest Payment Dates.  Unless otherwise specified in the applicable Note, interest on Fixed Rate Notes will be payable semiannually in arrears on February l and August 1 of each year, commencing with the first Interest Payment Date next succeeding the date of original issue, and at Maturity.  Interest on Floating Rate Notes will be payable in arrears on the Interest Payment Dates applicable to such Note and at Maturity.  Notwithstanding the foregoing, unless otherwise provided in the applicable Note if the date of original issue of a Note is between a Regular Record Date and the related Interest Payment Date, the first payment of interest on such Note will be made on the Interest Payment Date immediately following the next succeeding Regular Record Date to the registered holder on such next succeeding Regular Record Date.

Except as provided below or in the applicable Note, interest will be payable (1) in the case of a Floating Rate Note which resets daily, weekly or monthly, other than an Eleventh District Cost of Funds Rate Note (as defined below), on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Floating Rate Note; (2) in the case of an Eleventh District Cost of Funds Rate Note, on the first calendar day of each March, June, September and December; (3) in the case of a Floating Rate Note which resets quarterly, on the third Wednesday of March, June, September and December of each year; (4) in the case of a Floating Rate Note which resets semiannually, on the third Wednesday of each of the two months of each year specified in the Floating Rate Note; and (5) in the case of a Floating Rate Note which resets annually, on the third Wednesday of the month of each year specified in the Floating Rate Note; and, in each case, at Maturity.

If any Interest Payment Date (other than an Interest Payment Date occurring on the Maturity Date) for a Floating Rate Note falls on a day that is not a Business Day with respect to such Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Note, except that, in the case of a LIBOR Note (as defined below) or a EURIBOR Note (as defined below) (or a Note for which LIBOR (as defined in Exhibit C) or EURIBOR (as defined in Exhibit C) is the applicable Base Rate), if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to such Floating Rate Note.

If the Maturity of a Floating Rate Note falls on a day that is not a Business Day with respect to such Note, the payment of principal and interest due on such date may be made on the next succeeding Business Day with respect to such Note, and no interest on such payment shall accrue for the period from and after the Maturity.

If any Interest Payment Date or Maturity of a Fixed Rate Note falls on a day that is not a Business Day with respect to such Fixed Rate Note, the payment due on such Interest Payment Date or at Maturity will be made on the following day that is a Business Day with respect to such Fixed Rate Note as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

(iii)                               Regular Record Dates.  Unless otherwise specified in the applicable Note, with respect to Fixed Rate Notes, the Regular Record Dates for interest payable on each February l and August 1 will be the immediately preceding January 15 and July 15 (whether or not a Business Day), respectively.  Unless otherwise specified in a Floating Rate Note, the Regular Record Date or Dates for interest payable on such Floating Rate Note will be the fifteenth day (whether or not a Business Day) immediately preceding the related Interest Payment Date or Dates.

(iv)                              Accrual of Interest.  Unless otherwise specified in the applicable Note, each Note will bear interest from the date of original issue at the rate per annum, or, in the case of a Floating Rate Note, pursuant to the interest rate formula, stated therein, until the principal thereof is paid or made available for payment.  Each interest payment shall be the amount of interest accrued from and including the most recent Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the date of original issue if no interest has been paid or duly provided for with respect to such Note) to but excluding the next succeeding Interest Payment Date or Maturity.

(h)                                 Place of Payment; Registration of Transfer and Exchange; Notices to Company.

(i)                                     Place of Payment.  Payment of the principal of and interest on Definitive Notes will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office (as defined below) of the Trustee in Los Angeles, California, and at any additional offices or agencies designated by the Company for such purpose; provided, however, that at the option of the Company, payment of interest due (other than at Maturity) may be made by check mailed to the address of the person entitled thereto as such address shall appear in the register of Notes or by wire transfer of immediately available funds to the account of the holder of such Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen days prior to the applicable Interest Payment Date.  Payments of principal and any interest on Notes in book-entry form represented by a Global Security or Securities will be made by the Company through the Trustee to the Depository or its nominee, as the case may be, as the holder of the Global Security or Securities representing such Notes in book-entry form.  Notwithstanding the foregoing, the Company will make payments of interest on any Interest Payment Date other than the Maturity Date to each holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of Definitive Notes (whether or not having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the applicable Interest Payment Date.  Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable holder.  References herein to the “Corporate Trust Office” of the Trustee in any particular place mean the office of the Trustee in such place at which at any particular time its corporate trust business in such place shall be principally administered.

(ii)                                  Registration of Exchange and Transfer.  Definitive Notes may be presented for exchange and registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, or at such additional offices or agencies of any transfer agent hereafter designated by the Company for such purpose.  Ownership of beneficial interests in Notes in book-entry form represented by a Global Security or Securities will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depository and its direct and indirect participants.  Owners of beneficial interests in Notes in book-entry form represented by a Global Security or Securities will not be considered the owners or holders of such Notes under the Indenture.

(iii)                               Notices to Company.  Notices and demands to or upon the Company in respect to the Notes and the Indenture may be served at The Walt Disney Company, 500 S. Buena Vista Street, Burbank, California 91521, Attention:  Legal Department.

(i)                         Optional Redemption and Repurchase.  If so provided in the applicable Note, such Note may, prior to its Stated Maturity, be subject to redemption, in whole or in part, at the option of the Company on the terms set forth in the Note.  If so provided in the applicable Note, such Note may, prior to its Stated Maturity, be subject to repurchase by the Company at the option of the holder of such Note on the terms set forth in the Note.

(j)                        Sinking Fund.  Unless otherwise specified in the applicable Note, the Notes will not be subject to any sinking fund or analogous provision.

(k)                     Denominations.  Unless a different denomination is specified in the applicable Note, the Notes are issuable in denominations of U.S. $2,000 and any amount in excess thereof which is an integral multiple of U.S. $1,000.

(l)                                     Principal and Interest Payable in Dollars.  Unless otherwise specified in a Note providing for payments of principal and interest to be made in one or more foreign or composite currencies, the payment of the principal of and any interest on the Notes will be payable in U.S. dollars.

(m)                             Determination of Interest on Floating Rate Notes.

(i)                                     Base Rates.  Unless otherwise specified in an applicable Note, interest on a Floating Rate Note will be determined by reference to a “Base Rate,” which may be one or more of the following:  (l) the Commercial Paper Rate (as defined below), in which case such Note will be a “Commercial Paper Rate Note”; (2) LIBOR, in which case such Note will be a “LIBOR Note”; (3) the Federal Funds Rate (as defined below), in which case such Note will be a “Federal Funds Rate Note”; (4) the Treasury Rate (as defined below), in which case such Note will be a “Treasury Rate Note”; (5) the Prime Rate (as defined below), in which case such Note will be a “Prime Rate Note”; (6) the CMT Rate (as defined below), in which case such Note will be a “CMT Rate Note”; (7) the Eleventh District Cost of Funds Rate (as defined below), in which case such Note will be an “Eleventh District Cost of Funds Rate Note”; (8) EURIBOR (as defined below), in which case such Note will be a EURIBOR Note; or (9) such other Base Rate or interest rate formula as may be set forth in the applicable Note.  In addition, a Floating Rate Note may bear interest calculated by reference to the lowest of two or more Base Rates determined in the same manner as the Base Rates are determined for the types of Notes described above.  Each Floating Rate Note will specify the Base Rate or Rates applicable thereto.

(ii)                                  Calculation of Rate by Reference to Base Rate and, as Applicable, Spread, Spread Multiplier and Index Maturity.  The interest rate on each Floating Rate Note will be calculated by reference to the specified Base Rate or the lowest of two or more specified Base Rates, in either case plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any.  The “Spread” is the number of basis points to be added to or subtracted from the related Base Rate or Rates applicable to such Floating Rate Note.  The “Spread Multiplier” is the percentage by which the related Base Rate or Rates are to be multiplied to determine the applicable interest rate on such Floating Rate Note.  The “Index Maturity” is the period to maturity of the instrument or obligation with respect to which the related Base Rate or Rates are calculated.  Each Floating Rate Note will specify the Index Maturity, if any, and the Spread or Spread Multiplier, if any, applicable thereto.

(iii)                               Interest Reset Periods; Interest Reset Date.  Each Floating Rate Note will specify whether the rate of interest on such Floating Rate Note will be reset daily, weekly, monthly, quarterly, semiannually or annually and the date or dates on which the interest rate will be reset (each, an “Interest Reset Date”) and the period between Interest Reset Dates (each, an “Interest Reset Period”).  Unless otherwise specified in the applicable Floating Rate Note, the Interest Reset Date will be, in the case of a Floating Rate Note which resets (l) daily, each Business Day; (2) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes, which reset the Tuesday of each week, except as specified in paragraph (iv) below); (3) monthly, the third Wednesday of each month, other than Eleventh District Cost of Funds Rate Notes, which will reset the first calendar day of each month; (4) quarterly, the third Wednesday of March, June, September and December of each year; (5) semiannually, the third Wednesday of each of the two months of each year specified in such Note; and (6) annually, the third Wednesday of the month of each year specified in such Note.  If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date will be the next succeeding day that is a Business Day, except that in the case of a LIBOR Note or a EURIBOR Note (or a Note for which LIBOR or EURIBOR is the applicable Base Rate), if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding day that is a Business Day with respect to such Note.

(iv)                              Interest Determination Date.  The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date with respect to such Interest Reset Period will be the rate determined on the applicable “Interest Determination Date.”  Unless otherwise specified in an applicable Note, (a) the Interest Determination Date with respect to a Commercial Paper Rate Note (the “Commercial Paper Interest Determination Date”), a Federal Funds Rate Note (the “Federal Funds Interest Determination Date”) and a Prime Rate Note (the “Prime Rate Interest Determination Date”), will be the Business Day preceding each Interest Reset Date, (b) the Interest Determination Date with respect to a LIBOR Note (the “LIBOR Interest Determination Date”) will be the second London Business Day preceding each Interest Reset Date, (c) the Interest Determination Date with respect to a EURIBOR Note (the “EURIBOR Interest Determination Date”) will be the second TARGET Business Day preceding each Interest Reset Date, (d) the Interest Determination Date with respect to an Eleventh District Cost of Funds Rate Note (the “Eleventh District Cost of Funds Interest Determination Date”) will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”) publishes the Eleventh District Cost of Funds Index and (e) the Interest Determination Date with respect to a CMT Rate Note (the “CMT Interest Determination Date”) will be the second U.S. Government Securities Business Day (as defined in Exhibit C) preceding each Interest Reset Date.  Unless otherwise specified in an applicable Note, the Interest Determination Date with respect to a Treasury Rate Note (the “Treasury Rate Interest Determination Date”),

will be the day in the week in which the Interest Reset Date falls on which day Treasury Bills (as defined in Exhibit C) normally would be auctioned or, if no such auction is held for a particular week, the first Business Day of that week; provided, however, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day immediately following such auction.  Unless otherwise specified in the applicable Note, the Interest Determination Date pertaining to a Note the interest rate of which is determined with reference to two or more Base Rates will be the latest Business Day which is at least two Business Days prior to the Interest Reset Date for such Note on which each Base Rate shall be determinable.  Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

(v)                                 Maximum and Minimum Limits on Interest Rates.  Any Floating Rate Note may specify either or both a maximum interest rate and a minimum interest rate at which interest may accrue during any Interest Reset Period.  In addition to any maximum interest rate which may be applicable to any Floating Rate Note, the interest rate on Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

(vi)                              Initial Interest Rate; Interest Rate Thereafter in Effect.  The interest rate in effect with respect to a Floating Rate Note on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in either case to applicable provisions of law and any maximum or minimum interest rate limitations referred to above; provided, however, that the interest rate in effect with respect to a Floating Rate Note for the period from the date of original issue to the first Interest Reset Date will be the rate specified as such therein (the “Initial Interest Rate”).

(vii)                           Accrued Interest; Accrued Interest Factor.  With respect to each Floating Rate Note, accrued interest is calculated by multiplying its face amount by an accrued interest factor.  Such accrued interest factor is computed by adding the interest factor calculated for each day from the date of issue, or from the last date to which interest has been paid or duly provided for, to the date for which accrued interest is being calculated.  The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate

Notes, LIBOR Notes, Federal Funds Rate Notes, Prime Rate Notes, Eleventh District Cost of Funds Rate Notes and EURIBOR Notes and by the actual number of days in the year, in the case of Treasury Rate Notes and CMT Rate Notes.  Unless otherwise specified in an applicable Note, the interest factor for Notes for which the interest rate is calculated with reference to two or more Base Rates will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates specified in the applicable Note applied.

(viii)                        Rounding of Percentages.  All percentages resulting from any calculation on Floating Rate Notes will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all amounts used in or resulting from the calculation on Floating Rate Notes will be rounded, in the case of United States dollars, to the nearest cent, or in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upward).

(ix)                              Calculation Agents; Calculation Date.  Unless otherwise specified in an applicable Note, the Trustee will be the “Calculation Agent” with respect to all Floating Rate Notes.  Upon the request of the holder of any Floating Rate Note, the Trustee will provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next Interest Reset Date with respect to such Floating Rate Note.  If at any time the Trustee is not the Calculation Agent, the Company will notify the Trustee of each determination of the interest rate applicable to any such Floating Rate Note promptly after such determination is made by any successor Calculation Agent.  The “Calculation Date,” where applicable, pertaining to any Interest Determination Date is the date by which the applicable interest rate must be calculated and will be the earlier of (a) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day and (b) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be.  Any such calculation by the Calculation Agent shall be conclusive and binding on the Company, the Trustee and the holders of the Notes, absent manifest error.

(x)                                 Calculation of Floating Rates.  The interest rate in effect with respect to a Floating Rate Note from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.  The interest rate for each subsequent Interest Reset Date will be determined by the Calculation Agent as follows:

(A)                               Commercial Paper Rate Notes.  Commercial Paper Rate Notes will bear interest at the interest rates (calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any) specified in such Commercial Paper Rate Notes.  Unless otherwise specified in an applicable Commercial Paper Rate Note, “Commercial Paper Rate” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of Commercial Paper Rate”.

(B)                               LIBOR Notes.  LIBOR Notes will bear interest at the interest rates (calculated with reference to LIBOR and the Spread or Spread Multiplier, if any) specified in such LIBOR Notes.  Unless otherwise specified in an applicable LIBOR Note, “LIBOR” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of LIBOR”.

(C)                               Federal Funds Rate Notes.  Federal Funds Rate Notes will bear interest at the interest rates (calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any) specified in such Federal Funds Rate Notes.  Unless otherwise indicated in the applicable Federal Funds Rate Note, “Federal Funds Rate” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of Federal Funds Rate”.

(D)                               Treasury Rate Notes.  Treasury Rate Notes will bear interest at the interest rates (calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any) specified in such Treasury Rate Notes.  Unless otherwise specified in an applicable Treasury Rate Note, “Treasury Rate” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of Treasury Rate”.

(E)                                Prime Rate Notes.  Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any) specified in such Prime Rate Notes.  Unless otherwise specified in an applicable Prime Rate Note, “Prime Rate” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of Prime Rate”.

(F)                                 CMT Rate Notes.  CMT Rate Notes will bear interest at the interest rates (calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any) specified in the CMT Rate Notes.  Unless otherwise specified in the applicable CMT Rate Note, “CMT Rate” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of CMT Rate”.

(G)                               Eleventh District Cost of Funds Rate Notes.  Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated with reference to the Eleventh District Cost of Funds Rate and the Spread or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes.  Unless otherwise specified in an applicable Eleventh District Cost of Funds Rate Note, the “Eleventh District Cost of Funds Rate” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of Eleventh District Cost of Funds Rate”.

(H)                              EURIBOR Notes.  EURIBOR Notes will bear interest at the interest rates (calculated with reference to the European Interbank Offered Rate for deposits in euros, or EURIBOR, and the Spread or Spread Multiplier, if any) specified in the EURIBOR Notes.  Unless otherwise specified in an applicable EURIBOR Note, “EURIBOR” has the meaning specified in, and shall be determined in accordance with, the provisions of Exhibit C under “Determination of EURIBOR”.

(n)                                 Subsequent Interest Periods.  The Company may provide in the applicable Note that it will have the option to reset the interest rate, or the Spread, Spread Multiplier, or method of calculation, as the case may be, for such Note.  If the Company has the option to reset, the Note will also indicate the optional reset date or dates on which the interest rate or the Spread, Spread Multiplier, or method of calculation, as the case may be, may be reset.

The Company will notify the Trustee whether or not the Company intends to exercise the option relating to such Note at least 45 but not more than 60 days prior to an optional reset date for such Note.  Not later than 40 days prior to the optional reset date, the Trustee will mail to the holder of such Note a reset notice first class, postage prepaid, indicating whether the Company has elected to reset the interest rate, or the Spread, Spread Multiplier or method of calculation, as the case may be.

If the Company elects to reset the interest rate, or the Spread, Spread Multiplier or method of calculation, as the case may be, the Trustee will mail to the holder in a manner described above a notice indicating the new interest rate or the new Spread, Spread Multiplier or method of calculation, as the case may be.  The notice will also indicate any provisions for redemption during the subsequent interest period, including the date or dates on which or the period or periods during which and the price or prices at which redemption may occur during the subsequent interest period.  The subsequent interest period is the period from the optional reset date to the next optional reset date or, if there is no such next optional reset date, to the Stated Maturity of such Note.

Upon the transmittal by the Trustee of a reset notice to the holder of such Note, the new interest rate or the new Spread, Spread Multiplier and/or method of calculation, as the case may be, will take effect automatically.  Except as modified by the reset notice and as described below, the Note will have the same terms as prior to the transmittal of the reset notice.

Despite the foregoing, not later than 20 days prior to an optional reset date for such Note, the Company may, at its option, revoke the interest rate, or the Spread or Spread Multiplier, provided for in the reset notice relating to the optional reset date and establish a higher interest rate, or a higher Spread or Spread Multiplier, as applicable, for the subsequent interest period commencing on the optional reset date.  The Company can make the revocations by causing the Trustee to mail notice of the higher interest rate or higher Spread or Spread Multiplier, as the case may be, first class, postage prepaid, to the holder of such Note.  The notice will be irrevocable.  All Notes for which the interest rate or Spread or Spread Multiplier is reset on an optional reset date will bear the higher interest rate, or higher Spread, Spread Multiplier, as the case may be, whether or not tendered for repayment.

The holder of a Note will have the option to elect repayment of the Note by the Company on each optional reset date at a price equal to the principal amount of such Note plus interest accrued to the optional reset date.  In order for a Note to be repaid on an optional reset date, the holder of such Note must follow the procedures set forth under “Description of the Notes—Redemption and Repurchase” in the applicable Prospectus Supplement for optional repayment.  However, the period for delivery of the Note or notification to the Trustee for the Note will be at least 25 but not more than 35 days prior to the optional reset date.  Further, a holder who has tendered a Note for repayment pursuant to a reset notice may, by written notice to the Trustee for such Note, revoke any tender for repayment until the close of business on the tenth day prior to the optional reset date.

(o)                                 Renewable Notes.  Notes may be issued from time to time as floating rate renewable notes (the “Renewable Notes”) that will bear interest at the interest rates (calculated with reference to a Base Rate and the Spread or Spread Multiplier, if any) specified in the applicable Renewable Notes.  Unless otherwise specified in an applicable Renewable Note, the provisions of Exhibit C under “Renewable Notes” shall apply to the Renewable Notes.

(p)                                 Amount Payable Upon Acceleration of Maturity of Discount Note.  With respect to any Note which is a Discount Note, the portion of the principal amount of any Discount Note which is payable upon redemption prior to the Stated Maturity thereof, repurchase or repayment by the Company at the option of the holder or upon acceleration of the Stated Maturity thereof pursuant to Section 6.2 of the Indenture will be as provided in the applicable Note.

(q)                                 Register of Securities; Paying Agent.  The register of the Securities for the Notes will be initially maintained at the Corporate Trust Office of the Trustee.  The Company hereby appoints the Trustee as the initial Registrar, transfer agent and Paying Agent for the Notes.

(r)                                    Currency Indexed Notes.  Notes may be issued, from time to time, with the principal amount payable on any principal payment date, or the amount of interest payable on any Interest Payment Date, to be determined by reference to the value of one or more currencies (or composite currencies or currency units).  In such event, the currency or currencies (or composite currencies or currency units) to which the principal amount payable on any principal payment date or the amount of interest payable on any Interest Payment Date is indexed, the currency in which the face amount of the Note is denominated (the “Denominated Currency”), and the currency in which principal and interest on the Note will be paid (the “Payment Currency”) will be set forth in the applicable Note.  The Denominated Currency and the Payment Currency may be the same currency or different currencies.  Unless otherwise specified in the applicable Note, interest on currency indexed Notes shall be paid in the Denominated Currency based on the face amount of the Note at the rate per annum and on the dates set forth in the applicable Note.  Currency indexed Notes may include, but are not limited to, Notes of the types described below.

(i)                                     Currency Linked Securities (“CLS”).  CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currency or currency units) (the “Indexed Currency”).  The Denominated Currency, the Indexed Currency and the Payment Currency will be identified in the applicable Note.  In addition, the fixed amount of the Indexed Currency to which the principal of the CLS is linked will be set forth in the applicable Note for a specific representative face amount of the CLS as well as for the aggregate face amount of all CLS forming part of the same issue.

If the Payment Currency and the Indexed Currency are not the same, the Payment Currency equivalent of the Indexed Currency amount on any date shall be determined in the manner specified in the applicable Note.

(ii)                                  Reverse Currency Linked Securities (“Reverse CLS”).  Reverse CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currencies or currency units) (the “First Indexed Currency”) minus the amount of the Payment Currency equivalent at Stated Maturity of a fixed amount of another designated currency (or composite currency or currency units) (the “Second Indexed Currency”); provided, however, that the minimum principal amount payable at Stated Maturity shall be zero.

The Denominated Currency, the First and Second Indexed Currencies and the Payment Currency will be identified in the applicable Note.  In addition, the fixed amounts of the First and Second Indexed Currencies to which the principal of the Reverse CLS is linked shall be set forth in the applicable Note for a specific representative face amount of the Reverse CLS as well as for the aggregate face amount of all Reverse CLS forming part of the same issue.

If the Payment Currency and the First Indexed Currency or the Second Indexed Currency are not the same, the Payment Currency equivalent of the First Indexed Currency amount or the Second Indexed Currency amount, as the case may be, on any date shall be determined in the manner specified in the applicable Note.

(iii)                                                                               Multicurrency Currency Linked Securities (“Multicurrency CLS”).  Multicurrency CLS are Notes pursuant to which the principal amount payable at Stated Maturity equals the Payment Currency equivalent at Stated Maturity of a fixed amount of a designated currency (or composite currency or currency units) (the “First Indexed Currency”) plus or minus the Payment Currency equivalent at Stated Maturity of a fixed amount of a second designated currency (or composite currency or currency units) (the “Second Indexed Currency”) plus or minus the Payment Currency equivalent at Stated Maturity of a fixed amount of a third designated currency (or composite currency or currency units) (the “Third Indexed Currency”); provided, however, that the minimum principal amount payable at Stated Maturity shall be zero.

The Denominated Currency, each Indexed Currency, the Payment Currency and whether the fixed amounts of the Second and Third Indexed Currencies are to be added or subtracted to determine the principal amount payable at Stated Maturity of the Multicurrency CLS shall be set forth in the applicable Note.  In addition, the fixed amounts of the First, Second and Third Indexed Currencies to which the principal of the Multicurrency CLS is linked shall be set forth in the applicable Note for a specific representative face amount of the Multicurrency CLS as well as for the aggregate face amount of all Multicurrency CLS forming part of the same issue.  As used herein, “Added Indexed Currency” means the First Indexed Currency and any other Indexed Currency that is added to determine the principal amount payable at Stated Maturity of the Multicurrency CLS and a “Subtracted Indexed Currency” means an Indexed Currency that is subtracted to determine the principal amount payable at Stated Maturity of the Multicurrency CLS.

If any Added Indexed Currency or Subtracted Indexed Currency is not the same as the Payment Currency, the Payment Currency equivalent of such Added Indexed Currency amount or Subtracted Indexed Currency amount, as the case may be, on any date shall be determined in the manner specified in the applicable Note.

(s)                                   Amount Payable Upon Declaration of Maturity — CLS, Reverse CLS or Multicurrency CLS.  If the principal amount payable at the Stated Maturity of any CLS, Reverse CLS or Multicurrency CLS shall be declared due and payable prior to such Stated Maturity, the amount payable with respect to such Note will be paid in the Denominated Currency and will equal the face amount of such Note plus accrued interest to but excluding the date of payment.

(t)                                    Commodity Linked Notes.  Notes may be issued, from time to time, with the principal amount payable on any principal payment date, or the amount of interest payable on any Interest Payment Date, to be determined by reference to one or more commodity prices, equity indices or other factors and on such other terms as may be set forth in the applicable Notes.

(u)                                 Amortizing Notes.  Notes may be issued from time to time as Amortizing Notes (as defined below).  “Amortizing Notes” are Notes for which payments of principal and interest are made in equal installments over the life of the Note.  Interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months.  Payments with respect to Amortizing Notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof.

(v)                                 Payment Currency and Redenomination.  If the applicable Note provides for payments of interest and principal on non-U.S. dollar denominated Notes to be made in U.S. dollars, conversion of the payment currency into U.S. dollars will be effected in the manner set forth in the applicable Note.

Except as set forth below, if payment on a Note is required to be made in a specified currency, currency unit or composite currency other than U.S. dollars and such currency, currency unit or composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company’s control, no longer used by the government of the country issuing the specified currency, or no longer used for the settlement of transactions by public institutions of the international banking community, then all payments on such Note will be made in U.S. dollars until such specified currency, currency unit or composite currency is again available or so used.  The amounts so payable on any date in such specified currency, currency unit or composite currency will be converted into U.S. dollars on the basis of the most recently available market exchange rate for the specified currency, currency unit or composite currency or as otherwise specified in the applicable Note.  Any payment on a Note made under such circumstances in U.S. dollars will not constitute an Event of Default with respect to the Notes under the Indenture.  Notwithstanding the foregoing, unless otherwise specified in the applicable Notes, if the specified currency for any Note is not available because the Euro has been substituted for that currency, the payments will be made in Euro.

If the specified currency, currency unit or composite currency of a Note (other than Notes denominated in U.S. dollars) is officially redenominated, then the Company’s payment obligations on such Note will be the amount redenominated currency, currency unit or composite currency that represents the amount of the Company’s obligations immediately before the redenomination.

All determinations referred to above made by the Company or any of its agents shall be at the Company’s or such agent’s sole discretion and, in the absence of manifest error, shall be conclusive for all purposes and binding on holders of the Notes.

(w)                               Persons to Establish Specific Terms.  The principal amount, any interest rate (or manner in which interest is to be determined), any Interest Payment Dates, any Regular Record Dates, the Stated Maturity, any Redemption Date or Dates (and if on any such Redemption Date a premium is to be paid by the Company, the amount of such premium) and any other terms of any Note (which terms need not be consistent with, and may supersede, amend or otherwise modify (but solely insofar as relates to such Note) any terms set forth in this Officers’ Certificate, the Indenture or the forms of Notes attached hereto) will be determined by any one of the persons whose name is set forth in Schedule 1 attached hereto; provided that Schedule 1 attached hereto may be amended or replaced from time to time by any similar schedule attached to an Officers’ Certificate delivered to the Trustee.

(x)                                 Forms.  Unless and until another form is established pursuant to a subsequent Officers’ Certificate pursuant to Section 2.1 of the Indenture, the Discount Notes, the Fixed Rate Notes, the Floating Rate Notes and the Zero Coupon Notes will be in substantially the forms set forth in Exhibits A, B, C and D hereto, respectively, with such changes therein as any officer executing the applicable Notes may approve (such approval to be conclusively evidenced by the execution thereof) and may have such other terms as are provided herein or contemplated or permitted hereby (which changes and terms in any Note need not be consistent with, and may supersede, amend or otherwise modify, but solely insofar as relates to such Note, any terms set forth in this Officers’ Certificate, the Indenture or the forms of Notes attached hereto).

(y)                                 Additional Amounts; Redemption.  If so provided in the applicable Note, the Company will pay Additional Amounts on such Note to any holder who is a United States Alien (including any modification in the definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted, all on the terms specified in such Note; further, if so provided in such Note, the Company will have the option to redeem such Note rather than pay Additional Amounts, all on the terms specified in such Note.  “United States Alien” means any Person that, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and “United States” means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction.

(z)                                  Notice to Trustee of Material Modification of Notes for FATCA Purposes.  For so long as the Trustee is acting as paying agent, the Company shall give the Trustee written notice of any material modification of the Notes deemed to occur for FATCA purposes.  The Trustee shall be entitled to assume that no material modification of the Notes for FATCA purposes has occurred, unless the Trustee receives such written notice of such modification from the Company.

(aa)                          Revision to Section 6.1 of the Indenture.  Clause (1)(a) of the first paragraph of Section 6.1 of the Indenture is hereby amended, but solely insofar as relates to the Notes, by deleting the words “the payment of the principal of” appearing in such clause and replacing such deleted words with the following:  “the payment of any principal of or premium, if any, on”.

(bb)                          Revision to Section 6.4 of the Indenture.  Clause (1) of Section 6.4 of the Indenture is hereby amended, but solely insofar as relates to the Notes, by deleting the text of such clause (1) in its entirety and replacing such deleted text with the following:  “a Default in the payment of any principal of, or premium, if any, or interest on, any Security of such series when due or”.

(cc)                            Revisions to Section 9.2 of the Indenture.  The first paragraph of Section 9.2 of the Indenture is hereby amended, but solely insofar as relates to the Notes, by deleting the words “provided, however, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:” and replacing such deleted text with the following:

“, and, subject to Sections 6.4 and 6.7, the Holders of at least a majority in aggregate Principal Amount of the Outstanding Securities of any series may, by written consent, waive compliance by the Company with any provision of this Indenture (but solely insofar as such provision relates to the Securities of such series) or any provision of the Securities of such series; provided, however, that no such amendment, supplemental indenture or waiver shall, without the written consent of the Holder of each Outstanding Security affected thereby:”.

The first paragraph of Section 9.2 of the Indenture is hereby further amended, but solely insofar as relates to the Notes, by inserting the word “or” in clause (3) thereof immediately after the words “required for such actions” and immediately before the words “to provide that certain other provisions”.

The penultimate paragraph of Section 9.2 of the Indenture is hereby amended, but solely insofar as relates to the Notes, by adding the words “or waiver” immediately after the words “any proposed amendment or supplemental indenture” and immediately before the words “, but it shall be sufficient”.

The last paragraph of Section 9.2 of the Indenture is hereby amended, but solely insofar as relates to the Notes, by adding the words “or waiver” immediately after the words “After an amendment or supplemental indenture” and immediately before the words “under this Section 9.2”; and by adding the words “or waiver” at the end of such Section 9.2 immediately after the words “describing the amendment” and immediately before “.”.

(dd)                          Place of Payment.  The City of Los Angeles is hereby designated as a Place of Payment for the Notes and the Corporate Trust Office of the Trustee, currently located at 333 S. Grand Avenue, 5th Floor, Suite 5A, Los Angeles, California 90071, is hereby designated as the initial office or agency of the Company in the City of Los Angeles where Notes may be presented or surrendered for payment and surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and the Indenture may be served.

(ee)                            Certain Definitions.  Any reference herein to a “holder” of a Note means a “Holder” (as defined in the Indenture) of such Note; any reference herein to the “principal” of any Notes means to principal thereof plus premium, if any; and any reference herein to a “person” means a “Person” as defined in the Indenture.  All capitalized terms used in this Officers’ Certificate and not defined herein shall have the meanings set forth in the forms of Notes attached hereto or, if not defined in such forms of Notes, in the Indenture.

*      *      *

Each of the undersigned, for herself or himself, as the case may be, states that she or he has read and is familiar with the covenants and conditions of Article Two of the Indenture relating to the establishment of a series of Securities thereunder and the establishment of forms of Securities representing a series of Securities thereunder and, in each case, the definitions therein relating thereto; that she or he is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its acts and proceedings and that the statements and opinions made by her or him in this Certificate are based upon such familiarity; and that, in her or his opinion, she or he has made such examination or investigation as is necessary to enable her or him to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with; and in her or his opinion, such covenants and conditions have been complied with.

IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate on behalf of the Company as of the 20th day of July, 2016

THE WALT DISNEY COMPANY

By:	/s/ Jonathan S. Headley
	Name:	Jonathan S. Headley
	Title:	Senior Vice President and Treasurer

By:	/s/ Daniel F. Grossman
	Name:	Daniel F. Grossman
	Title:	Vice President, Corporate Finance

Schedule 1

NAME	OFFICE	SPECIMEN SIGNATURE

Christine M. McCarthy	Senior Executive Vice President and Chief Financial Officer	/s/ Christine M. McCarthy

Jonathan S. Headley	Senior Vice President and Treasurer	/s/ Jonathan S. Headley

Gregory Belzer	Vice President and Assistant Treasurer	/s/ Gregory Belzer

Daniel F. Grossman	Vice President, Corporate Finance	/s/ Daniel F. Grossman

Suet Lai	Assistant General Counsel	/s/ Suet Lai

Matthew L. McGinnis	Associate General Counsel	/s/ Matthew L. McGinnis

Exhibit “A”

REGISTERED	REGISTERED

NO.	MEDIUM-TERM NOTE, SERIES G (Discount)	PRINCIPAL AMOUNT:
CUSIP: ISIN: Common Code:

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE:	ORIGINAL ISSUE DISCOUNT:
MATURITY DATE:	INTEREST RATE:
ORIGINAL ISSUE PRICE:	YIELD TO MATURITY:
INTEREST PAYMENT DATES:	REGULAR RECORD DATES:

Date:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, semiannually in arrears, commencing with the Interest Payment Date falling on                       ,                       and thereafter on the Interest Payment Dates specified above and at Maturity, at the Interest Rate per annum set forth above until the principal hereof is paid or made available for payment. Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date or Maturity, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date set forth above (whether or not a Business Day (as defined below)), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity may be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

In the case of a default in payment of principal of this Note upon acceleration or at Stated Maturity, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from and including the date of such default in payment to but excluding the date payment of such principal has been made or duly provided for. Interest will be computed on the basis of a 360-day year of twelve 30-day months and, in the case of interest payable pursuant to the immediately preceding sentence, will be compounded semiannually to the extent permitted by applicable law. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office (as defined below) of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payments of interest on this Note (other than at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date; and provided, further, that if this Note is a global Note (a “Global Note”) registered in the name of a Depositary or its nominee, payments of principal of and interest on this Note shall be made by wire transfer of immediately available funds to the Depositary or its nominee.  Notwithstanding the foregoing, the Company will make payments of interest on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date.  Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

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The “Accreted Value” of this Note at any date (the “Calculation Date”) shall be equal to (i) the Original Issue Price of this Note specified above plus (ii) the accrued amortization of Original Issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding the Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series G (the “Notes”). The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, a national banking association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and terms of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may from time to time, without the consent of existing Note Holders, issue additional Notes (“Additional Notes”) having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, and if applicable, issue price, date from which interest or discount shall accrue and the first payment of interest.

This Note may not be redeemed prior to the Maturity Date set forth above.

If an Event of Default with respect to the Notes shall occur and be continuing, a portion of the principal of this Note may be declared or, in certain cases, automatically may become, due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of such acceleration. Upon payment (i) of such Accreted Value and (ii) of interest (calculated as provided above) on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest on this Note shall terminate.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the

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Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require, subject to certain exceptions specified in the Indenture, payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, §§ 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.  References herein to the “Corporate Trust Office” of the Trustee in any particular place mean the office of the Trustee in such place at which at any particular time its corporate trust business in such place shall be principally administered; and the term “Business Day,” as used in this Note, means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

[signature page follows]

4

IN WITNESS WHEREOF, The Walt Disney Company has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

(SEAL)	THE WALT DISNEY COMPANY

By:
Name:
Title:

Attest:

Name:
Title:

5

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM ☐ as tenants in common	UNIF GIFT MIN ACT Custodian
	(Cust.)	(Minor)
TEN ENT ☐ as tenants by the entireties
Under Uniform Gifts to Minors Act
JT TEN ☐ as joint tenants with right of survivorship and not as tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer

Identification Number of Assignee

                   —                  —

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                         attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE:                                            The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

6

Exhibit “B”

REGISTERED	REGISTERED

NO. FXR-	MEDIUM-TERM NOTE, SERIES G (Fixed Rate)	PRINCIPAL AMOUNT:

CUSIP:
ISIN:
Common Code:

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE:	INTEREST RATE:
MATURITY DATE:	EARLIEST REDEMPTION DATE:
ORIGINAL ISSUE PRICE:	INTEREST PAYMENT DATES:
REGULAR RECORD DATES:	REDEMPTION PRICE:

Date:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for, semiannually in arrears, commencing with the Interest Payment Date falling on            ,             and thereafter on the Interest Payment Dates specified above and at Maturity, at the Interest Rate per annum set forth above until the principal hereof is paid or made available for payment. Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date or Maturity, as the case may be.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date set forth above (whether or not a Business Day (as defined below)), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or at Maturity may be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.  Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office (as defined below) of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payments of interest on this Note (other than at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date; and provided, further, that if this Note is a global Note (a “Global Note”) registered in the name of a Depositary or its nominee, payments of principal of and interest on this Note shall be made by wire transfer of immediately available funds to the Depositary or its nominee. Notwithstanding the foregoing, the Company will make payments of interest on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date.  Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

2

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series G (the “Notes”). The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, a national banking association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and terms of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may from time to time, without the consent of existing Note Holders, issue additional Notes (“Additional Notes”) having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, and, if applicable, issue price, date from which interest or discount shall accrue and the first payment of interest.

This Note may not be redeemed prior to the Earliest Redemption Date set forth above. If no Earliest Redemption Date is so set forth, this Note is not redeemable prior to the Maturity Date. If an Earliest Redemption Date is set forth above, this Note is redeemable at any time on or after the Earliest Redemption Date set forth above at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ notice mailed to the registered Holder hereof, at the Redemption Price set forth above, together in each case with accrued interest to but excluding the Redemption Date.

Notwithstanding the foregoing, installments of interest on this Note whose Stated Maturity is prior to a Redemption Date for this Note shall be payable to the Holder of this Note (or one or more Predecessor Securities) of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

Unless the Company defaults in payment of the Redemption Price, interest on this Note or portion hereof called for redemption will cease to accrue on the applicable Redemption Date.

All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on and including the Redemption Date and the place or places where Notes may be surrendered for redemption. However, payment of the Redemption Price, together with accrued interest (if any) to but excluding the Redemption Date, for a Note for which a redemption notice has been delivered is conditioned upon delivery of such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) to the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at

3

such additional offices or agencies as the Company may designate, at any time (whether prior to, on or after the Redemption Date) after delivery of the redemption notice.  Payment of the Redemption Price for the Note (or portion thereof to be redeemed), together with accrued interest to the Redemption Date, will be made on the later of the Redemption Date or promptly following the time of delivery of the Note.  If fewer than all of this Note, all other Notes with the same Original Issue Date, Interest Rate, Stated Maturity and other terms as this Note and all Additional Notes, if any, with the same Stated Maturity, Interest Rate and other terms (other than Original Issue Date, and, if applicable, issue price, date from which interest or discount shall accrue and first payment of interest) as this Note are to be redeemed at any time, selection of such Notes and Additional Notes, if any, for redemption will be made, in the case of Notes evidenced by Global Notes, in accordance with the procedures of the applicable Depositary or, in the case of definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate. If this Note is to be redeemed in part, this Note must be redeemed in a minimum principal amount of $2,000 or a multiple of $1,000 in principal amount in excess thereof; provided that the unredeemed portion of this Note must be an authorized denomination.

In the event of redemption of this Note in part only, this Note must be surrendered at a place of payment therefor and the Company will execute, and the Trustee will authenticate and deliver to the Holder of this Note without service charge and upon cancellation hereof, a new Note or Notes of like tenor and terms, of any authorized denominations as requested by the Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of this Note so surrendered.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of the principal amount of such Notes which has been or is to be so redeemed.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared or, in certain cases, automatically may become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes

4

of like tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require, subject to certain exceptions specified in the Indenture, payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, §§ 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.  References herein to the “principal” of any Notes mean the principal thereof plus premium, if any; references herein to the “Corporate Trust Office” of the Trustee in any particular place mean the office of the Trustee in such place at which at any particular time its corporate trust business in such place shall be principally administered; and the term “Business Day,” as used in this Note, means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

[signature page follows]

5

IN WITNESS WHEREOF, The Walt Disney Company has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

(SEAL)	THE WALT DISNEY COMPANY

By:
Name:
Title:

Attest:

Name:
Title:

6

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM ☐ as tenants in common	UNIF GIFT MIN ACT Custodian
	(Cust.)	(Minor)
TEN ENT ☐ as tenants by the entireties
Under Uniform Gifts to Minors Act
JT TEN ☐ as joint tenants with right of survivorship and not as tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer

Identification Number of Assignee

                    —                   —

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                        attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE:                                            The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

Exhibit “C”

REGISTERED	REGISTERED

NO. FLR-	MEDIUM-TERM NOTE, SERIES G	PRINCIPAL AMOUNT:
(Floating Rate)

CUSIP:
ISIN:
Common Code:

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE	ORIGINAL ISSUE PRICE: %
MATURITY DATE:
INITIAL INTEREST RATE: %	EARLIEST REDEMPTION DATE:
BASE RATE OR RATES:
☐ COMMERCIAL PAPER RATE	REDEMPTION PRICE:
☐ LIBOR
LIBOR Page:	INTEREST PAYMENT DATES:
☐ The display on Reuters (or any successor service) on
the LIBOR 01 page (or any other page as may replace such	REGULAR RECORD DATES:
page on such service or any such successor service, as the
case may be) for the purpose of displaying the London	INTEREST PAYMENT PERIOD:
interbank rates of major banks for (Insert Index Currency)	☐ Monthly
☐ Quarterly
☐ Other (specify):	☐ Semiannually
Index Currency (specify):	☐ Annually
☐ FEDERAL FUNDS RATE
☐ Federal Funds (Effective) Rate	INTEREST RESET PERIOD:
☐ Federal Funds Open Rate	☐ Daily
☐ Federal Funds Target Rate	☐ Weekly
☐ TREASURY RATE	☐ Monthly
☐ PRIME RATE	☐ Quarterly
☐ CMT RATE	☐ Semiannually
☐ Reuters Page FRBCMT	☐ Annually
☐ Reuters Page FEDCMT
☐ If Reuters Page FEDCMT:	INTEREST RESET DATES:
☐ 1 Week
☐ 1 Month
☐ ELEVENTH DISTRICT COST OF FUNDS RATE
☐ EURIBOR
☐ OTHER:
INDEX MATURITY:
☐ 1 Month
☐ 3 Months
☐ 6 Months
☐ 1 Year
SPREAD:
(Indicate plus or minus
and number of basis points)
SPREAD MULTIPLIER:

1

☐ OTHER:

MAXIMUM INTEREST RATE: %
MINIMUM INTEREST RATE: %

Renewable Note:	☐ No
☐ Yes
	INITIAL MATURITY DATE (for Renewable Notes):	CALCULATION AGENT:
	FINAL MATURITY DATE (for Renewable Notes):	☐ WELLS FARGO BANK, NATIONAL ASSOCIATION
	ELECTION DATES (for Renewable Notes):	☐ Other (specify):
NOTICE PERIOD (for Renewable Notes):

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

2

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above and to pay interest thereon from the Original Issue Date specified above or from the most recent Interest Payment Date specified above to which interest has been paid or duly provided for at a rate per annum equal to the Initial Interest Rate specified above until the first Interest Reset Date specified above following the Original Issue Date specified above and thereafter at a rate determined in accordance with the provisions below under the heading “Determination of Commercial Paper Rate,” “Determination of LIBOR,” “Determination of Federal Funds Rate,” “Determination of Treasury Rate,” “Determination of Prime Rate,” “Determination of CMT Rate,” “Determination of Eleventh District Cost of Funds Rate” or “Determination of EURIBOR” depending upon whether the applicable Base Rate specified above is the Commercial Paper Rate, LIBOR, Federal Funds Rate, Treasury Rate, Prime Rate, CMT Rate, Eleventh District Cost of Funds Rate or EURIBOR (as such terms are defined below), which rate may be adjusted by adding or subtracting (as specified above) the Spread or multiplying the Base Rate by the Spread Multiplier depending on whether a Spread or Spread Multiplier is specified above, until the principal hereof is paid or duly made available for payment. The “Spread,” if any, is the number of basis points to be added to or subtracted from the Base Rate or Rates, as specified above, and the “Spread Multiplier,” if any, is the percentage by which such Base Rate or Rates, as specified above, are to be multiplied. The “Index Maturity,” if any, is the period to maturity of the instrument or obligation with respect to which the related Base Rate or Rates are calculated, as designated above. If more than one Base Rate is specified above, the applicable Base Rate shall be the lowest of such Base Rates on the applicable Interest Determination Date (as specified below). The Company will pay interest in arrears monthly, quarterly, semiannually or annually as specified above under “Interest Payment Period,” commencing with the Interest Payment Date falling on                   ,              and thereafter on the Interest Payment Dates specified above and at Maturity until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date set forth above (whether or not a Business Day (as defined below)), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable at Maturity shall be payable to the Person to whom principal shall be payable. If any Maturity of this Note falls on a day that is not a Business Day with respect to this Note, the payment of principal and interest due at such Maturity may be made on the next succeeding Business Day with respect to this Note, and no interest on such payment shall accrue for the period from and after such Maturity.

Except as otherwise provided in the Indenture, any interest not punctually paid or duly provided for on any Interest Payment Date (herein called “Defaulted Interest”) will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office (as defined below) of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payments of interest due on this Note (other than at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days

3

prior to the applicable Interest Payment Date; and provided, further, that if this Note is a global Note (a “Global Note”) registered in the name of a Depositary or its nominee, payments of principal of and interest on this Note shall be made by wire transfer of immediately available funds to the Depositary or its nominee.  Notwithstanding the foregoing, the Company will make payments of interest on any Interest Payment Date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular Interest Payment Date.  Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series G (the “Notes”). The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, a national banking association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and terms of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may from time to time, without the consent of existing Note Holders, issue additional Notes (“Additional Notes”) having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, and, if applicable, issue price, date from which interest or discount shall accrue and the first payment of interest.

This Note may not be redeemed prior to the Earliest Redemption Date set forth above. If no Earliest Redemption Date is so set forth, this Note is not redeemable prior to the Maturity Date. If an Earliest Redemption Date is set forth above, this Note is redeemable at any time on or after the Earliest Redemption Date set forth above at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days’ notice (or, if this note is Renewable Note (as defined below), upon such notice as is provided below under the caption “Renewable Notes”) mailed to the registered Holder hereof, at the Redemption Price set forth above, together in each case with accrued interest to but excluding the Redemption Date.

Notwithstanding the foregoing or the provisions set forth below under the caption “Renewable Notes,” installments of interest on this Note whose Stated Maturity is prior to a Redemption Date for this

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Note shall be payable to the Holder of this Note (or one or more Predecessor Securities) of record at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

Unless the Company defaults in payment of the Redemption Price, interest on this Note or portion hereof called for redemption will cease to accrue on the applicable Redemption Date.

All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on and including the Redemption Date and the place or places where Notes may be surrendered for redemption. However, payment of the Redemption Price, together with accrued interest (if any) to but excluding the Redemption Date, for a Note for which a redemption notice has been delivered is conditioned upon delivery of such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) to the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, at any time (whether prior to, on or after the Redemption Date) after delivery of the redemption notice.  Payment of the Redemption Price for the Note (or portion thereof to be redeemed), together with accrued interest to the Redemption Date, will be made on the later of the Redemption Date or promptly following the time of delivery of the Note.  If fewer than all of this Note, all other Notes with the same Original Issue Date, Base Rate or Rates, Stated Maturity and other terms as this Note and all Additional Notes, if any, with the same Base Rate or Rates, Stated Maturity and other terms (other than Original Issue Date, and, if applicable, issue price, date from which interest or discount shall accrue and first payment of interest) as this Note are to be redeemed at any time, selection of such Notes and Additional Notes, if any, for redemption will be made, in the case of Notes evidenced by Global Notes, in accordance with the procedures of the applicable Depositary or, in the case of definitive Notes, by the Trustee by such method as the Trustee shall deem fair and appropriate.  If this Note is to be redeemed in part, this Note must be redeemed in a minimum principal amount of $2,000 or a multiple of $1,000 in principal amount in excess thereof; provided that the unredeemed portion of this Note must be an authorized denomination.

In the event of redemption of this Note in part only, this Note must be surrendered at a place of payment therefor and the Company will execute, and the Trustee will authenticate and deliver to the Holder of this Note without service charge and upon cancellation hereof, a new Note or Notes of like tenor and terms, of any authorized denominations as requested by the Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of this Note so surrendered.

For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of Notes shall relate, in the case of any Notes redeemed or to be redeemed by the Company only in part, to the portion of the principal amount of such Notes which has been or is to be so redeemed.

Commencing with the first Interest Reset Date specified above following the Original Issue Date, the rate at which interest on this Note is payable shall be adjusted daily, weekly, monthly, quarterly, semiannually or annually as specified above under “Interest Reset Period.”  If any Interest Reset Date specified above would otherwise be a day that is not a Business Day with respect to this Note, such Interest Reset Date shall be the next succeeding day that is a Business Day with respect to this Note, except that if the rate of interest on this Note shall be determined with reference to the provisions under the heading “Determination of LIBOR” or “Determination of EURIBOR” below (or if LIBOR or EURIBOR is the applicable Base Rate for this Note) and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding day that is a Business Day with respect to this Note. If any Interest Payment Date (other than an Interest Payment Date occurring on the Maturity Date) specified above falls on a day that is not a Business Day with respect to this Note, such Interest Payment Date shall be the following day that is a Business Day with respect to this Note, except

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that if the rate of interest on this Note shall be determined with reference to the provisions under the heading “Determination of LIBOR” or “Determination of EURIBOR” below (or if LIBOR or EURIBOR is the applicable Base Rate for this Note) and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to this Note.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that with respect to Notes the payment of which is to be made in a currency other than U.S. dollars, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country of such currency; provided, however, that with respect to LIBOR Notes only, such day is also a London Business Day; and provided, further, that with respect to EURIBOR Notes and notes denominated in Euros only, such day is also a TARGET Business Day. “London Business Day” means any day on which commercial banks are open for business (including dealings in the applicable Index Currency specified above) in London.  “TARGET Business Day” means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET 2) System, which utilizes a single shared platform and which was launched on November 19, 2007, is open.  “U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.  “Principal Financial Center” means, as applicable: (a) the capital city of the country issuing the payment currency; or (b) the capital city of the country to which the Index Currency relates; provided, however, that with respect to United States dollars, Australian dollars, Canadian dollars, euros, South African rand and Swiss francs, the “Principal Financial Center” shall be The City of New York, Sydney, Toronto (solely in the case of the payment currency), London (solely in the case of the Index Currency), Johannesburg and Zurich, respectively.

The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date with respect to such Interest Reset Period will be the rate determined on the applicable “Interest Determination Date” determined as specified below. The rate of interest in effect with respect to this Note on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date, subject in either case to any applicable provisions of law and any Maximum Interest Rate or Minimum Interest Rate limitations specified above; provided, however, that the interest rate in effect with respect to this Note for the period from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified above. The Maximum Interest Rate and the Minimum Interest Rate specified above, if any, are the maximum and minimum interest rates, respectively, at which interest may accrue on this Note during any Interest Reset Period.

In addition to any Maximum Interest Rate specified above, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all amounts used in or resulting from such calculation on this Note will be rounded, in the case of United States dollars, to the nearest cent, or in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upward).

Determination of Commercial Paper Rate.  If the Commercial Paper Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent specified above with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

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“Commercial Paper Rate” means, with respect to any Commercial Paper Interest Determination Date (as defined below), the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519), under the heading “Commercial Paper-Nonfinancial.” In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate will be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the Index Maturity specified above as published in H.15 Daily Update (as defined below), or such other recognized electronic source used for the purpose of displaying the applicable rate, under the heading “Commercial Paper-Nonfinancial.” If such rate is not published in either H.15(519) or H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates, as of approximately 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of United States dollar commercial paper in New York, New York (which may include one or more of the agents (the “Agents”) appointed by the Company from time to time to offer and sell the Notes or their affiliates) selected by the Calculation Agent (after consultation with the Company) for commercial paper of the Index Maturity specified above placed for an industrial issuer whose bond rating is “AA,” or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Commercial Paper Interest Determination Date.

“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D X 360	X 100
360 - (D X M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the interest period for which interest is being calculated.

“H.15(519)” as used herein means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

“H.15  Daily Update” as used herein means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http:/www.federalreserve.gov/releases/h15/update, or any successor site or publication.

Determination of LIBOR.  If LIBOR is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to LIBOR and the Spread or Spread Multiplier, if any, specified above.  “LIBOR” means the rate determined by the Calculation Agent in accordance with the following provisions:

(1)                                 With respect to a LIBOR Interest Determination Date (as defined below), LIBOR will be the rate for deposits in the Index Currency specified above having the Index Maturity specified above, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on that LIBOR Interest Determination Date.

(2)                                 If the rate referred to in subparagraph (1) above does not appear on the LIBOR Page by 11:00 A.M., London time, on such LIBOR Interest Determination Date, LIBOR will be

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determined as follows:  the Calculation Agent will select (after consultation with the Company) four major reference banks (which may include one or more of the Agents or their affiliates) in the London interbank market and will request the principal London office of each of those four selected banks to provide the Calculation Agent with such bank’s quotation of the rate at which deposits in the Index Currency specified above having the Index Maturity specified above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, are offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative for a single transaction in such market at such time. If at least two such quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, then LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 A.M. in the applicable Principal Financial Center (as defined above) on such LIBOR Interest Determination Date by three major banks (which may include one or more of the Agents or their affiliates) in such Principal Financial Center selected by the Calculation Agent (after consultation with the Company) for loans in the specified Index Currency to leading European banks having the specified Index Maturity, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, and in a principal amount of not less than $1,000,000 (or the equivalent in the Index Currency, if the Index Currency is not the U.S. dollar) that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such LIBOR Interest Determination Date.

“Index Currency” means the index currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated.  If no such index currency is specified above, the Index Currency shall be U.S. dollars.

“LIBOR Page” means either (a) the display on the page specified above for the purpose of displaying the London interbank rates of major banks for the Index Currency; or (b) if no such page is specified above as the method for calculating LIBOR, the display on Reuters (or any successor service) on the LIBOR 01 page (or any other page as may replace such page on such service or any such successor service, as the case may be) for the purpose of displaying the London interbank rates of major banks for the Index Currency.

Determination of Federal Funds Rate.  If the Federal Funds Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

“Federal Funds Rate” means, with respect to any Federal Funds Interest Determination Date (as defined below), (1) if the “Federal Funds (Effective) Rate” is specified above, the Federal Funds Rate will be the rate on such date for Federal Funds as published in H.15(519) under the heading “Federal Funds (Effective)” and displayed on Reuters (or any successor service) on page FEDFUNDS 1 (or any other page as may replace the specified page on that service) (“FEDFUNDS 1 Page”) or, if the rate does not so appear on FEDFUNDS 1 Page or is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Federal Funds (Effective)”; (2) if “Federal Funds Open Rate” is specified above, the Federal Funds Rate will be the rate on that date set forth under the caption “Federal Funds” for the Index Maturity specified above opposite the caption “Open” and displayed on Reuters (or any successor service) on page 5 (or any other page as may replace the specified page on that service) (“Reuters Page 5”) or, if the rate does not appear on Reuters Page

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5 or is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to that Federal Funds Interest Determination Date, the Federal Funds Rate will be the rate on that Federal Funds Interest Determination Date displayed on FFPREBON Index page on Bloomberg L.P. (“Bloomberg”), which is the Fed Funds Opening Rate as reported by Prebon Yamane (or a successor) on Bloomberg; (3) if “Federal Funds Target Rate” is specified above, the Federal Funds Rate will be the rate on that date for U.S. dollar federal funds displayed on the FDTR Index page on Bloomberg, or if the rate does not appear on the FDTR Index page on Bloomberg or is not so published by 3:00 P.M., New York City time, on the Calculation Date, the rate for that day appearing on Reuters (or any successor service) on page USFFTARGET= (or any other page as may replace the specified page on that service) (“Reuters Page USFFTARGET=“). If, by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date such rate referenced above is not yet published, the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollars Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York (which may include one or more of the Agents or their affiliates), which brokers have been selected by the Calculation Agent (after consultation with the Company), as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date; provided, however, that, if the brokers selected as aforesaid by the Calculation Agent are not quoting rates as set forth above, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Federal Funds Interest Determination Date.

Determination of Treasury Rate.  If the Treasury Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

“Treasury Rate” means, with respect to any Treasury Rate Interest Determination Date (as defined below), the rate from the auction held on the Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified above under the caption “INVEST RATE” on the display on Reuters (or any successor service) on page USAUCTION 10 (or any other page as may replace that page on that service) (“USAUCTION 10 Page”) or page USAUCTION 11 (or any other page as may replace that page on that service) (“USAUCTION 11 Page”), or if not so displayed, as displayed on the Bloomberg service (or any successor service) on page AUCR 27  (or any other page as may replace that page on that service).  If the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury. If the rate referred to in the preceding sentence is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Treasury Rate for that Treasury Rate Interest Determination Date will be the Bond Equivalent Yield of the rate on that Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”. If the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the rate on that Treasury Rate Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market”.  If the rate referred to in the preceding sentence is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for that Treasury Rate Interest Determination Date will be the rate on that Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent (after consultation

9

with the Company), for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting rates as set forth in this sentence, the rate of interest in effect for the applicable period will be the same as the interest rate in effect on such Treasury Rate Interest Determination Date.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

D X N
Bond Equivalent Yield	=	—––––––––––––––––	X	100
360 - (D X M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Determination of Prime Rate.  If the Prime Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Prime Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

“Prime Rate” means, with respect to any Prime Rate Interest Determination Date (as defined below), the rate published in H.15(519) for such date under the caption “Bank Prime Loan” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to that Prime Rate Interest Determination Date, the rate on that Prime Rate Interest Determination Date as published in H.15 Daily Update or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption “Bank Prime Loan”.  If neither rate is so published by 3:00 P.M., New York City time, on the Calculation Date, the Prime Rate for such Prime Rate Interest Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page (as defined below) as the applicable bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on that Prime Rate Interest Determination Date, or if fewer than four rates are so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the Prime Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include one or more of the Agents or their affiliates) in The City of New York selected by the Calculation Agent (after consultation with the Company). If the banks selected by the Calculation Agent are not quoting as mentioned in the preceding sentence, the “Prime Rate” for the Interest Reset Period will be the same as the Prime Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate specified above).  “Reuters Screen USPRIME1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the “USPRIME 1” page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of CMT Rate.  If CMT Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the CMT Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

“CMT Rate” means, with respect to any CMT Interest Determination Date (as defined below) relating to a CMT Rate Note or any floating rate Note for which the interest rate is

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determined with reference to the CMT Rate, if Reuters Page FRBCMT is specified above:

(a)                                 the percentage equal to the yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above as published in H.15(519) under the caption “Treasury Constant Maturities”, as the yield is displayed on Reuters (or any successor service) on page FRBCMT (or any other page as may replace the specified page on that service) (“Reuters Page FRBCMT”), or if not so displayed, on the Bloomberg service (or any successor service) on page NDX 7 (or any other page as may replace the specified page on that service) (“Bloomberg Page NDX 7”) for that CMT Interest Determination Date, or

(b)                                 if the rate referred to in clause (a) does not so appear on the Reuters Page FRBCMT or Bloomberg Page NDX 7, as the case may be, the percentage equal to the yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for that CMT Interest Determination Date as published in H.15(519) under the caption “Treasury Constant Maturities”, or

(c)                                  if the rate referred to in clause (b) does not so appear in H.15(519), the rate on that CMT Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

(d)                                 if the rate referred to in clause (c) is not so published, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include one or more of the Agents or their affiliates) (each, a “Reference Dealer”), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(e)                                  if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f)                                   if fewer than three prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity closest to the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(g)                                  if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or

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(h)                                 if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Interest Determination Date;

if Reuters Page FEDCMT is specified above:

(a)                                 the percentage equal to the one-week or one-month, as specified above, average yield for United States Treasury securities at “constant maturity” having the Index Maturity specified above as published in H.15(519) opposite the caption “Treasury Constant Maturities”, as the yield is displayed on Reuters (or any successor service) on page FEDCMT (or any other page that may replace the specified page on that service) (“Reuters Page FEDCMT”), or if not so displayed, on the Bloomberg service (or any successor service) on Bloomberg Page NDX 7, for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which that CMT Interest Determination Date falls, or

(b)                                 if the rate referred to in clause (a) does not so appear on Reuters Page FEDCMT or Bloomberg Page NDX 7, as the case may be, the percentage equal to the one-week or one-month, as applicable, average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity and for the week or month, as applicable, preceding that CMT Interest Determination Date as published in H.15(519) opposite the caption “Treasury Constant Maturities,” or

(c)                                  if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as applicable, average yield for United States Treasury securities at “constant maturity” having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which that CMT Interest Determination Date falls, or

(d)                                 if the rate referred to in clause (c) is not so published, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or

(e)                                  if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or

(f)                                   if fewer than three prices referred to in clause (d) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that CMT Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or

(g)                                  if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on that CMT Interest Determination Date calculated by the Calculation Agent

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based on the arithmetic mean of the bid prices obtained and neither the highest or the lowest of the quotations will be eliminated, or

(h)                                 if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that CMT Interest Determination Date.

If two United States Treasury securities with an original maturity greater than the Index Maturity specified above have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

Determination of Eleventh District Cost of Funds Rate.  If the Eleventh District Cost of Funds Rate is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the Eleventh District Cost of Funds Rate and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

“Eleventh District Cost of Funds Rate” means, with respect to any Eleventh District Cost of Funds Interest Determination Date (as defined below), the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the Eleventh District Cost of Funds Interest Determination Date falls as set forth under the caption “11th District” on the display on Reuters (or any successor service) on page COFI/ARMS (or any other page as may replace the specified page on that service) (“COFI/ARMS Page”), or if not so displayed, on Bloomberg service (or any successor service) on page ALLX COF (or any other page as may replace the specified page on that service) (“Bloomberg Page ALLX COF”) in each case, as of 11:00 A.M., San Francisco time, on the Eleventh District Cost of Funds Interest Determination Date. If such rate does not appear on the COFI/ARMS Page or Bloomberg Page ALLX COF on any related Eleventh District Cost of Funds Interest Determination Date, the Eleventh District Cost of Funds Rate for the Eleventh District Cost of Funds Interest Determination Date will be the Eleventh District Cost of Funds Rate Index, as defined below. If the FHLB of San Francisco (as defined below) fails to announce the rate for the calendar month next preceding the Eleventh District Cost of Funds Interest Determination Date, then the Eleventh District Cost of Funds Rate for that date will be the Eleventh District Cost of Funds Rate in effect on that Eleventh District Cost of Funds Interest Determination Date.

The “Eleventh District Cost of Funds Rate Index” will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that the FHLB of San Francisco most recently announced as the cost of funds for the calendar month immediately preceding the Eleventh District Cost of Funds Interest Determination Date.

Determination of EURIBOR.  If EURIBOR is the Base Rate or one of the Base Rates specified above, the interest rate payable with respect to this Note shall be calculated by the Calculation Agent with reference to the European Interbank Offered Rate for deposits in euros, or EURIBOR, and the Spread or Spread Multiplier, if any, specified above, in accordance with the following provisions:

“EURIBOR” means the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI — The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified above, commencing on the applicable Interest Reset Date, as that rate appears on Reuters, or any successor service, on page EURIBOR01 or any other page as may replace that specified page on that service (“Reuters Page EURIBOR01”) as of 11:00 A.M., Brussels time, on the applicable EURIBOR Interest Determination Date (as defined below).  If EURIBOR cannot be determined on a EURIBOR Interest Determination Date as described in the preceding sentence, then the Calculation Agent will select four major banks in the Euro-zone interbank market, which may include one or more of the Agents or their affiliates, and request that the principal Euro-zone offices of those four selected banks provide their offered quotations to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the EURIBOR Interest Determination Date. These quotations shall be for deposits in Euros for the

13

period of the specified Index Maturity, commencing on such Interest Reset Date.  Offered quotations must be based on a principal amount equal to at least $1,000,000 or the approximate equivalent in Euros that is representative of a single transaction in such market at such time. If two or more quotations are provided, EURIBOR for the Interest Reset Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the Calculation Agent will select four major banks in the Euro-zone, which may include one or more of the Agents or their affiliates, and then determine EURIBOR for the Interest Reset Period as the arithmetic mean of rates quoted by those four major banks in the Euro-zone to leading European banks at approximately 11:00 A.M., Brussels time, on the EURIBOR Interest Determination Date. The rates quoted will be for loans in Euros, for the period of the specified Index Maturity, commencing on the Interest Reset Date. Rates quoted must be based on a principal amount of at least $1,000,000 or the approximate equivalent in Euros that is representative of a single transaction in such market at such time.  If the banks so selected by the Calculation Agent are not quoting rates as described above, EURIBOR will be the EURIBOR in effect on the applicable EURIBOR Interest Determination Date.

“Euro-zone” means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on the European Union.

Renewable Notes.  If this Note is designated above as a Renewable Note above (a “Renewable Note”), the following provisions will apply:

A Renewable Note will bear interest at the Base Rate or Base Rates, as applicable, specified above and the interest rate payable with respect to a Renewable Note shall be calculated by the Calculation Agent with reference to the specified Base Rate or Base Rates and the Spread or Spread Multiplier, if any, specified above.

A Renewable Note will mature on the Initial Maturity Date specified above (which shall be an Interest Payment Date specified above), unless the maturity of all or any portion of the principal amount hereof is extended in accordance with the procedures described below.  On each Election Date specified above (each of which shall be an Interest Payment Date specified above), the maturity of a Renewable Note will be automatically extended to the Interest Payment Date occurring twelve months after such Election Date, unless the Holder hereof elects to terminate the automatic extension of the maturity of a Renewable Note or of any portion hereof having a principal amount of $2,000 or any multiple of $1,000 in excess thereof by delivering a notice to such effect to the Trustee not less than nor more than a number of days specified above as the Notice Period prior to such Election Date.  If no Notice Period is specified above, such notice shall be given no less than 30 days and no more than 60 days prior to such Election Date.  Such option may be exercised with respect to less than the entire principal amount of a Renewable Note; provided that the principal amount for which such option is not exercised is at least $2,000 or any larger amount that is an integral multiple of $1,000.  Notwithstanding the foregoing, the maturity of a Renewable Note may not be extended beyond the Final Maturity Date specified above.  If the Holder hereof elects to terminate the automatic extension of the maturity of any portion of the principal amount of a Renewable Note and such election is not revoked as described below, such portion will become due and payable on the Interest Payment Date falling six months (unless another period is specified above) after the Election Date prior to which the Holder made such election.

An election to terminate the automatic extension of maturity may be revoked as to any portion of a Renewable Note having a principal amount of $2,000 or any multiple of $1,000 in excess thereof by delivering a notice to such effect to the Trustee on any day following the effective date of the election to terminate the automatic extension of maturity and prior to the date 15 days before the date on which such portion would otherwise mature.  Such a revocation may be made for less than the entire principal amount of a Renewable Note for which the automatic extension of maturity has been terminated; provided that the principal amount of a Renewable Note for which the automatic extension of maturity has been terminated and for which such a

14

revocation has not been made is at least $2,000 or any larger amount that is an integral multiple of $1,000. Notwithstanding the foregoing, a revocation may not be made during the period from and including a Regular Record Date to but excluding the immediately succeeding Interest Payment Date.

An election to terminate the automatic extension of the maturity of a Renewable Note, if not revoked as described above by the Holder hereof making the election or any subsequent Holder, will be binding upon such subsequent Holder.

If an Earliest Redemption Date is specified above, a Renewable Note may be redeemed in whole or in part at the option of the Company on the Interest Payment Dates in each year specified above, commencing with the Interest Payment Date specified above as the Earliest Redemption Date, at a Redemption Price as stated above, together with accrued and unpaid interest to the date of redemption.  If any Renewable Note is redeemed in part, such Renewable Note must be redeemed in a minimum principal amount of $2,000 or a multiple of $1,000 in principal amount in excess thereof; provided that the unredeemed portion of this Redeemable Note must be an authorized nomination.  Notwithstanding anything to the contrary herein, notice of such redemption will be provided by mailing a notice of such redemption to each Holder of a Renewable Note to be redeemed by first class mail, postage prepaid, at least 180 days (unless otherwise specified above) prior to the date fixed for redemption. Any redemption of a Renewable Note shall otherwise be made in accordance with the other applicable terms and provisions set forth herein and in the Indenture.

Applicable Interest Determination Date and Calculation Date.  The interest rate applicable to each Interest Reset Period commencing on the Interest Reset Date or Dates with respect to such Interest Reset Period will be the rate determined on the applicable “Interest Determination Date.” The “Commercial Paper Interest Determination Date”, the “Federal Funds Interest Determination Date” and the “Prime Rate Interest Determination Date” will be the Business Day preceding each Interest Reset Date.  The “LIBOR Interest Determination Date” will be the second London Business Day preceding such Interest Reset Date. The “EURIBOR Interest Determination Date” will be the second TARGET Business Day preceding such Interest Reset Date.  The “Eleventh District Cost of Funds Interest Determination Date” will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”) publishes the Eleventh District Cost of Funds Index.  The “CMT Interest Determination Date” will be the second U.S. Government Securities Business Day preceding each such Interest Reset Date. The “Treasury Rate Interest Determination Date” will be the day in the week in which the Interest Reset Date falls on which day Treasury Bills would normally be auctioned or, if no such auction is held for a particular week, the first Business Day of that week; provided, however, that if, as a result of a legal holiday, an auction is held on the Friday of the week preceding the Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day immediately following such auction. The Interest Determination Date pertaining to a Note the interest rate of which is determined with reference to two or more Base Rates will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date for such Note on which each Base Rate shall be determinable. Each Base Rate shall be determined and compared on such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

The “Calculation Date,” if applicable, pertaining to any Interest Determination Date, is the date by which the applicable interest rate must be calculated and shall be the earlier of (a) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day and (b) the Business Day preceding the applicable Interest Payment Date or Maturity Date, as the case may be. The Trustee will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of the determination made for the next Interest Reset Date.

15

The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing rate or rates on or before each Calculation Date and shall promptly thereafter notify the Company of such interest rate. Any such calculation by the Calculation Agent shall be conclusive and binding on the Company, the Trustee and the Holder of this Note, absent manifest error.

If at any time the Trustee is not the Calculation Agent, the Company will notify the Trustee of each determination of the interest rate applicable to this Note promptly after the determination is made by the Calculation Agent.

Interest payments for this Note will include interest accrued to but excluding the Interest Payment Date or Maturity, as the case may be.  Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid or duly provided for, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, in the case of the Commercial Paper Rate, LIBOR, Federal Funds Rate, Prime Rate, Eleventh District Cost of Funds Rate and EURIBOR, and by the actual number of days in the year, in the case of the Treasury Rate and CMT Rate. Unless otherwise specified above, if the interest rate for this Note is calculated with reference to two or more Base Rates, the interest factor for this Note will be calculated in each period in the same manner as if only the lowest of the applicable Base Rates applied.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared or, in certain cases, automatically may become, due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

16

No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require, subject to certain exceptions specified in the Indenture, payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, §§ 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. References herein to the “principal” of any Notes mean the principal thereof plus premium, if any; and references herein to the “Corporate Trust Office” of the Trustee in any particular place mean the office of the Trustee in such place at which at any particular time its corporate trust business in such place shall be principally administered.

[signature page follows]

17

IN WITNESS WHEREOF, The Walt Disney Company has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

(SEAL)	THE WALT DISNEY COMPANY

By:
Name:
Title:

Attest:

Name:
Title:

18

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM ☐ as tenants in common	UNIF GIFT MIN ACT Custodian
	(Cust.)	(Minor)
TEN ENT ☐ as tenants by the entireties
Under Uniform Gifts to Minors Act
JT TEN ☐ as joint tenants with right of survivorship and not as tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer

Identification Number of Assignee

                  —             —

Please Print or Typewrite Name and Address

Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                                      attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE:                                            The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

19

Exhibit “D”

REGISTERED	REGISTERED

NO.	MEDIUM-TERM NOTE, SERIES G	PRINCIPAL AMOUNT:
(Zero Coupon)

CUSIP:
ISIN:
Common Code:

Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York (“DTC”), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ORIGINAL ISSUE DATE:	ORIGINAL ISSUE PRICE:
MATURITY DATE:	ORIGINAL ISSUE DISCOUNT:
YIELD TO MATURITY:

Date:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

THE WALT DISNEY COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the Principal Amount specified above on the Maturity Date specified above. If any Maturity with respect to this Note falls on a day that is not a Business Day (as defined below), the payment due at such Maturity may be made on the following day that is a Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Maturity.  The principal of this Note shall not bear interest except in the case of a default in payment of principal of this Note upon acceleration or at Stated Maturity, and in such case, the Accreted Value (as defined below) of this Note at the date of such default in payment shall bear interest at the Yield to Maturity specified above plus 1% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from and including the date of such default in payment to but excluding the date payment of such principal has been made or duly provided for. Such interest will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually to the extent permitted by applicable law. Payment of the principal of and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office (as defined below) of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payments of interest, if any, on this Note (other than at Maturity) may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities or by wire transfer of immediately available funds to the account of the Holder of this Note if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date; and provided, further, that if this Note is a global Note (a “Global Note”) registered in the name of a Depositary or its nominee, payments of principal of and interest, if any, on this Note shall be made by wire transfer of immediately available funds to the Depositary or its nominee. Notwithstanding the foregoing, the Company will make payments of interest, if any, on any payment date other than the Maturity Date to each registered Holder of $10,000,000 (or, if the payment currency is other than United States dollars, the equivalent thereof in the particular payment currency) or more in aggregate principal amount of definitive Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 days prior to the particular payment date.  Any wire transfer instructions received by the Trustee shall remain in effect until revoked by the applicable registered Holder.

The “Accreted Value” of this Note at any date (the “Calculation Date”) shall be equal to (i) the Original Issue Price of this Note specified above plus (ii) the accrued amortization of Original Issue Discount specified above attributable ratably on a daily basis to the period from and including the Original Issue Date specified above to but excluding the Calculation Date. The calculation of accrual of Original Issue Discount will be computed on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) issued and to be issued pursuant to such Indenture. This Security is one of a series designated by the Company as its Medium-Term Notes, Series G (the “Notes”). The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of September 24, 2001 (herein called the “Indenture”), between the Company and Wells Fargo Bank, National Association, a national banking association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable as Registered Securities, without coupons, in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and terms of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may from time to time, without the consent of existing Note Holders, issue additional Notes (“Additional Notes”) having the same terms and conditions (including maturity and interest payment terms) as previously issued Notes in all respects, except for issue date, and, if applicable, issue price, date from which interest or discount shall accrue, and the first payment of interest.

This Note may not be redeemed prior to the Maturity Date set forth above.

If an Event of Default with respect to the Notes shall occur and be continuing, a portion of the principal of this Note may be declared or, in certain cases, automatically may become, due and payable in the manner and with the effect provided in the Indenture. Such portion shall be equal to the Accreted Value of this Note at the time of such acceleration. Upon payment (i) of such Accreted Value and (ii) of interest (calculated as provided above) on any overdue Accreted Value (to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest on this Note shall terminate.

The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight of the Indenture, of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the register of Securities, upon surrender of a Note for registration of transfer at the office or agency of the Company maintained for that purpose, initially designated to be the Corporate Trust Office of the Trustee in Los Angeles, California, and at such additional offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor and terms, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require, subject to certain exceptions specified in the Indenture, payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, §§ 5-1401 and 5-1402 of the New York General Obligations Law and New York Civil Practice Law Rule 327(b).

All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.  References herein to the “Corporate Trust Office” of the Trustee in any particular place mean the office of the Trustee in such place at which at any particular time its corporate trust business in such place shall be principally administered; and the term “Business Day,” as used in this Note, means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

[signature page follows]

IN WITNESS WHEREOF, The Walt Disney Company has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or its Treasurer or any Assistant Treasurer and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof, and its corporate seal or a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

(SEAL)	THE WALT DISNEY COMPANY

By:
Name:
Title:

Attest:

Name:
Title:

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM ☐ as tenants in common	UNIF GIFT MIN ACT Custodian
	(Cust.)	(Minor)
TEN ENT ☐ as tenants by the entireties
Under Uniform Gifts to Minors Act
JT TEN ☐ as joint tenants with right of survivorship and not as tenants in common

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer

Identification Number of Assignee

               —            —

Please Print or Typewrite Name and Address

Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                          attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

NOTICE:                                            The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.